Consent of Independent Public Accountants

To the Shareholders and Trustees of
Pioneer Strategic Income Fund

     As independent public accountants, we hereby consent to the use of our report on Pioneer Strategic Income Fund dated November 3, 2000 (and to all references to our firm) included in or made a part of Pioneer Strategic Income Fund's Post-Effective Amendment No. 4 and Amendment No. 6 to Registration Statement File Nos. 333-71813 and 811-09223, respectively.



/s/ Arthur Andersen LLP
Arthur Andersen LLP

Boston, Massachuestts
September 20, 2001